The Board of Directors
WILLIAM G. McGAGH*, Chairman
RONALD J. ARNAULT+
JOHN E. BRYSON*
ANITA L. DeFRANTZ+
RONALD L. OLSON*
WILLIAM E. B. SIART*
LOUIS A. SIMPSON+

Officers
JAMES W. HIRSCHMANN
President
SCOTT F. GRANNIS                                PACIFIC
Vice President                                 AMERICAN
ILENE S. HARKER                                 INCOME
Vice President                               SHARES, INC.
S. KENNETH LEECH                              SEMI-ANNUAL
Vice President                                  REPORT
STEPHEN A. WALSH                                 2001
Vice President
STEVEN T. SARUWATARI
Treasurer
MARIE K. KARPINSKI
Assistant Treasurer
ERIN K. MORRIS
Assistant Treasurer
LISA G. HATHAWAY
Secretary

INVESTMENT ADVISER
Western Asset Management Company
117 East Colorado Boulevard
Pasadena, California 91105

TRANSFER AGENT
EquiServe, L.L.P.
P.O. Box 8200
Boston, Massachusetts 02266-8200

*Member of Executive Committee
+Member of Audit Committee

            PACIFIC
            AMERICAN
             INCOME
          SHARES, INC.
          P.O. BOX 983
            PASADENA
        CALIFORNIA 91105

Dear Shareholders:

Market Review and Performance

  It's my pleasure to report that both the bond market and the Pacific American Income Shares portfolio enjoyed solid performance in the first half of this year, especially when compared to sagging equity markets both here and abroad. Indeed, for the three years ending June 30, 2001, investment grade bonds (as measured by the Lehman Bros. Aggregate Bond Index) exceeded the returns on the S&P 500 by a comfortable margin. Strong bond performance this year can be traced to several major developments: 1) the aggressive actions of the Federal Reserve to cut short-term interest rates from 6.5% to 3.75% in the first six months of 2001 in response to emerging economic weakness, 2) the passage of tax cut legislation, and 3) substantial declines in energy prices. Against the backdrop of gloomy economic news, these developments helped to reinforce a long-term, low-inflation outlook for the economy, thus bolstering confidence in the bond market in general.

  Under the Fed's guidance, short-term interest rates plunged, with 2-year Treasury yields falling from 5% to just over 4%. Meanwhile, long-term interest rates generally rose, with 30-year Treasury yields rising from 5.5% to 5.75%. With improving confidence in credit quality, most corporate bond yields fell modestly relative to Treasury yields. Although tax relief will only be modest this year, rebate checks combined with cheaper energy should help to underpin demand in the near term, and could play an important role in returning the economy to healthy rates of non-inflationary growth by next year. The dollar remains unusually strong, and although this hurts foreign-based earnings for multi-national corporations, it reflects ongoing confidence in the U.S. economy as well as continued investment flows - which in turn will help keep American workers productive and prosperous in the years to come. Plus, the strong dollar means greater domestic purchasing power, and it should help keep a tight lid on inflation by fostering healthy price competition.

  Thanks to the portfolio's emphasis on longer maturity corporate bonds in a falling interest rate environment, and to good issue selection, the Pacific American portfolio recorded a positive total return (price gains/losses plus interest income, net of expenses) of +5.12% for the semi-annual period. This compares favorably to the median return of +3.98% for its BBB Corporate Debt peer group as reported by Lipper Inc. The Fund's share price appreciated from $13.50 to $14.45 over the course of the period, further narrowing the Fund's discount to net asset value from -9.0% to -4.1%.

  At the risk of repeating myself to long-term shareholders, I'm pleased to note that the Fund's competitive record remains excellent: as of June 30, 2001, PAI's total return ranked

#2 (out of a total of 14 similar funds tracked by Lipper) for the past one year, #1 out of 14 funds for the past five years, #1 out of 13 funds for the past ten years, and #2 out of 14 funds for the past fifteen years.

Economic Outlook

  Although we're seeing light at the end of the slowdown tunnel, unfortunately it's not getting much closer. Several barriers to growth that cropped up in the past few years have been lowered, but other problems have surfaced. We don't expect too much more in the way of weakness, but neither do we see much chance for the near-term, V-shaped recovery that appears to be priced into the markets today.

  Energy prices have dropped, some precipitously, as sky-high prices induced greater production and reduced demand. Natural gas has plunged fully 60%, and is now only 30% higher than its 15-year average. The specter of $3 gasoline has vanished, and commodity prices in general are declining, freeing up spending power for consumers, but hamstringing producers and heavily-indebted emerging economies.

  Taxes have been cut (albeit modestly and slowly), and rebate checks this summer will likely give a temporary boost to the economy. Lower brackets next year will help sustain consumption and investment, but on the margin the stimulus to growth will not be dramatic. Despite the cuts, tax burdens remain historically high, so fiscal policy likely will remain somewhat restrictive. The economy has rarely staged a robust recovery with tax burdens as high as they are today.

  The Federal Reserve has lowered short-term interest rates rapidly and decisively, but given the steepness of the yield curve and the historically wide spreads between Treasury and non-Treasury yields, the benefits of lower interest rates have not yet been widely felt. For example, 30-year mortgage rates by mid-July were almost unchanged from before the Fed first cut rates in early January. The public's holdings of money market funds grew fairly rapidly during the first half of the year, but this is likely a reflection of the public's desire to reduce exposure to risky assets in times of uncertainty. Thus it won't find its way back into the economy or the equity markets until conditions have improved enough to restore confidence in the future.

  Meanwhile, the global economy has deteriorated noticeably this year. Emerging market economies are paying exorbitant rates to borrow, and Latin economies in particular are struggling with burdensome debt loads, tottering currencies, and deflating prices. The Bank of Japan appears to have backed away from quantitative easing at the same time its new government vows to slash spending, locking the economy in a vise-grip of deflationary monetary policy, restrictive fiscal policy, and massive loan losses. Euroland is sliding down the same slope the U.S. has already traversed. And for all the improvements in the domestic policy landscape, the slowdown in job growth is disturbing, capital spending has fallen off dramatically, and capacity and inventories are mounting. Taking it all into consideration, we believe a substantial turnaround is still many months away.

Strategy

  Although our long-term outlook calls for a gradual return to healthy rates of growth and low inflation, we are still concerned about the possibility of further near-term weakness. Consequently, we have taken advantage of the improved tone of the bond market in recent months to further upgrade the portfolio's average quality, cutting exposure to the lower-quality sectors such as emerging market debt, and adding more Treasurys and AAA-rated agency debentures to the portfolio in the process. We eliminated exposure to Argentine government debt before the latest round of concerns set in, and have retained only a very modest, well-diversified exposure to short-term, dollar-denominated sovereign debt. The portfolio's greatest emphasis remains on longer-maturity investment grade corporate debt, in an effort to capture attractive yields and benefit from what we expect will be a gradual improvement in the outlook for credit quality. The balance of the portfolio is split between a moderate allocation to high-quality mortgage-backed issues, and a modest allocation-- less than permitted by the Fund's investment guidelines -- to a well-diversified selection of high yield issues in recognition of their historically attractive level of yields.

Dividend Policy

  Although the market level of yields has fallen substantially, we believe the quarterly dividend rate will remain largely unchanged until at least our next formal review in January.

  As always, we remain dedicated to delivering the highest level of added value for our shareholders. Please don't hesitate to share with us any concerns you might have.

Sincerely,



/s/ James W. Hirschmann


James W. Hirschmann
President

Pacific American Income Shares, Inc.
Statistical Highlights        (Amounts in Thousands, except per share amounts)
--------------------------------------------------------------------------------
                                              Six Months           Year Ended
                                                Ended             December 31,
                                            June 30, 2001             2000
                                       ------------------------   --------------
Net Asset Value                                   $141,381            $139,344
     Per Share                                    $  15.06            $  14.84
Net Investment Income                             $  4,944            $ 10,168
     Per Share                                    $   0.53            $   1.08
Dividends Paid                                    $  4,976            $ 10,047
     Per Share                                    $   0.53            $   1.07

--------------------------------------------------------------------------------
The Company
--------------------------------------------------------------------------------
     Pacific American Income Shares, Inc. (the "Company") is a closed-end, diversified management investment company which seeks for its shareholders a high level of current income through investment in a diversified portfolio of debt securities. Substantially all of the net investment income is distributed to the shareholders. A Dividend Reinvestment Plan is available to those shareholders of record desiring it. The shares are listed on the New York Stock Exchange where they are traded under the symbol PAI, and price quotations can be found in publications under the abbreviation PacAmShrs.
--------------------------------------------------------------------------------
Investment Policies
--------------------------------------------------------------------------------
     The Company's fundamental investment policies provide that its portfolio be invested as follows:

[_] At least 75% in debt securities rated within the four highest grades, and in government securities, bank debt, commercial paper, cash or cash equivalents.

[_] Up to 25% in other fixed income securities, convertible bonds, convertible preferred and preferred stock.

[_]  Not more than 25% in securities restricted as to resale.
--------------------------------------------------------------------------------
Dividend Reinvestment Plan
--------------------------------------------------------------------------------

     A Dividend Reinvestment Plan is available to all shareholders of record of the Company. For participants in the Plan, cash dividends and other distributions are automatically reinvested in additional shares of the Company's stock. These shares are purchased on the open market. Interested shareholders may obtain more information by contacting the Dividend Reinvestment Agent, EquiServe, L.L.P., P.O. Box 8200, Boston, MA 02266-8200.

Pacific American Income Shares, Inc.
Portfolio Diversification                                          June 30, 2001
--------------------------------------------------------------------------------



                                    [GRAPH]

BY RATING*
(At Market Value)

AA                    3.7%

A                    12.1%

BBB                  24.8%

BB                   11.6%

B                     3.4%

Not Rated             3.7%

Short-Term Securities 7.3%

AAA                  33.4%


BY SECTOR*
(At Market Value)

                                    [GRAPH]


 0.9% MORTGAGE-BACKED SECURITIES


 7.3% SHORT-TERM SECURITIES


11.5% U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES


20.6% U.S. GOVERNMENT AND AGENCY OBLIGATIONS


22.4% YANKEE BONDS


37.3% CORPORATE BONDS AND NOTES


                  *EXPRESSED AS A PERCENTAGE OF THE PORTFOLIO

Pacific American Income Shares, Inc.
Schedule of Investments  June 30, 2001  (Unaudited)                                     (Amounts in Thousands)
--------------------------------------------------------------------------------------------------------------
                                                                           Maturity
                                                              Rate           Date           Par        Value
--------------------------------------------------------------------------------------------------------------
Long-Term Securities -- 93.7%

Corporate Bonds and Notes -- 37.7%

  Aerospace/Defense -- 3.5%
  Northrop Grumman Corporation                               9.375%        10/15/24       $ 2,000      $ 2,140
  Raytheon Company                                           6.750%         8/15/07           420          407
  Raytheon Company                                           6.400%        12/15/18         2,000        1,674
  Systems Asset Trust 2001                                   6.664%         9/15/13           720          720/B/
                                                                                                       -------
                                                                                                         4,941
                                                                                                       -------
  Automotive -- 1.1%
  Ford Motor Company                                         7.450%         7/16/31           170          163
  Ford Motor Company                                         7.700%         5/15/97         1,500        1,430
                                                                                                       -------
                                                                                                         1,593
                                                                                                       -------
  Banking and Finance -- 6.9%
  Bank of America Corporation                                7.800%         9/15/16           250          262
  Ford Motor Credit Company                                  7.375%          2/1/11           200          203
  General Motors Acceptance Corporation                      7.250%          3/2/11         2,000        2,031
  IBJ Preferred Capital Corp. LLC                            8.790%        12/29/49         1,360        1,240/B,F/
  J.P. Morgan Capital Trust II                               7.950%          2/1/27           150          153
  Morgan Stanley Dean Witter & Co.                           6.750%        10/15/13         2,700        2,645
  The Sanwa Bank, Limited                                    7.400%         6/15/11         2,100        2,025
  Wells Fargo Bank NA, San Francisco                         6.450%          2/1/11         1,260        1,235
                                                                                                       -------
                                                                                                         9,794
                                                                                                       -------

  Building Materials -- 0.4%
  American Standard Cos., Inc.                               8.250%          6/1/09           500          500
  Nortek, Inc.                                               8.875%          8/1/08            80           77
                                                                                                       -------
                                                                                                           577
                                                                                                       -------

  Cable -- 0.8%
  Adelphia Communications Corporation                       10.875%         10/1/10           188          189
  Century Communications Corp.                               8.875%         1/15/07           500          463
  Charter Communications Holdings LLC                        8.625%          4/1/09           250          235
  CSC Holdings Inc.                                          8.125%         7/15/09            70           69
  TCI Communications Inc.                                    8.750%          8/1/15           160          180
                                                                                                       -------
                                                                                                         1,136
                                                                                                       -------

--------------------------------------------------------------------------------------------------------------
                                                                           Maturity
                                                              Rate           Date            Par        Value
--------------------------------------------------------------------------------------------------------------
  Chemicals -- 0.1%
  Lyondell Chemical Company                                  9.875%          5/1/07       $   100      $   100
                                                                                                       -------
  Electric -- 3.9%
  Centerior Energy Corporation                               7.670%          7/1/04         1,110        1,148
  Commonwealth Edison Company                                7.000%          7/1/05           450          465
  Exelon Corporation                                         6.750%          5/1/11         3,000        2,938
  Mirant Americas Generation Incorporated                    8.300%          5/1/11         1,000        1,008
                                                                                                       -------
                                                                                                         5,559
                                                                                                       -------

  Electronics (Component Distributors) -- 1.0%
  Midwest Generation LLC                                     8.560%          1/2/16         1,500        1,405
                                                                                                       -------
  Energy -- 2.2%
  Sithe Independence Funding Corporation                     9.000%        12/30/13         3,000        3,170
                                                                                                       -------
  Environmental Services -- 2.0%
  Safety-Kleen Corp.                                         9.250%         5/15/09           800            2/G/
  Waste Management, Inc.                                     7.375%         5/15/29         3,000        2,786
                                                                                                       -------
                                                                                                         2,788
                                                                                                       -------

  Food, Beverage and Tobacco -- 1.6%
  Philip Morris Companies Inc.                               7.750%         1/15/27         1,200        1,190
  R.J. Reynolds Tobacco Holdings, Inc.                       7.750%         5/15/06         1,010        1,016
                                                                                                       -------
                                                                                                         2,206
                                                                                                       -------

  Gaming -- N.M.

  Horseshoe Gaming Holding Corp.                             8.625%         5/15/09            54           55
                                                                                                       -------
  Industrial -- 0.2%
  UBS Preferred Funding Trust I                              8.622%        10/29/49           240          260/F/
                                                                                                       -------
  Insurance (Life/Health) -- 0.7%
  Conseco, Inc.                                              8.750%          2/9/04         1,070        1,011/H/
                                                                                                       -------
  Insurance (Multi-Line) -- 1.5%
  Loews Corporation                                          7.625%          6/1/23         1,242        1,217
  Loews Corporation                                          7.000%        10/15/23         1,000          914
                                                                                                       -------
                                                                                                         2,131
                                                                                                       -------

Pacific American Income Shares, Inc.
Schedule of Investments  (Continued)                                                    (Amounts in Thousands)
--------------------------------------------------------------------------------------------------------------
                                                                           Maturity
                                                              Rate           Date            Par        Value
--------------------------------------------------------------------------------------------------------------
  Insurance (Property/Casualty) -- 1.6%
  ACE INA Holding Inc.                                       8.300%         8/15/06       $ 2,000      $ 2,166
                                                                                                       -------
  Machinery (Diversified) -- 0.3%
  Terex Corporation                                          8.875%          4/1/08           424          407
                                                                                                       -------
  Media -- 1.6%
  News America Holdings Incorporated                         8.875%         4/26/23         1,325        1,404
  News America Incorporated                                  6.750%          1/9/38           930          887
                                                                                                       -------
                                                                                                         2,291
                                                                                                       -------

  Real Estate -- 0.1%
  Socgen Real Estate Co., LLC                                7.640%        12/29/49           150          147/B,F/
                                                                                                       -------
  Services -- 0.8%
  Fuji Co., Ltd.                                             9.870%        12/31/49         1,250        1,203/B,F/
                                                                                                       -------
  Telecommunications -- 3.1%
  AT&T Corp.                                                 9.650%         3/31/27         3,000        3,274
  Nextel Communications, Inc.                                9.375%        11/15/09           250          197
  Sprint Capital Corporation                                 6.875%        11/15/28           550          462
  WorldCom, Inc.                                             7.750%          4/1/07           441          451
                                                                                                       -------
                                                                                                         4,384
                                                                                                       -------

  Utilities -- 4.3%
  Entergy Gulf States, Inc.                                  8.250%          4/1/04         3,200        3,382
  PNPP II Funding Corporation                                9.120%         5/30/16         2,459        2,652/H/
                                                                                                       -------
                                                                                                         6,034
                                                                                                       -------
  Total Corporate Bonds and Notes (Identified Cost -- $53,521)                                          53,358
--------------------------------------------------------------------------------------------------------------
Mortgage-Backed Securities -- 0.9%
  Fixed-Rate Securities -- 0.9%
  Nomura Asset Securities Corporation                        7.120%         4/13/36    1,170             1,211
                                                                                                       -------
  Variable-Rate Securities/C/ -- N.M.
  Glendale Federal Savings Bank                              9.125%         1/25/08       52                52
                                                                                                       -------
  Total Mortgage-Backed Securities (Identified Cost -- $1,220)                                           1,263
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                                           Maturity
                                                              Rate           Date            Par        Value
--------------------------------------------------------------------------------------------------------------
 U.S. Government and Agency Obligations -- 20.8%
   Fixed-Rate Securities -- 20.8%
   Fannie Mae                                                  6.500%      8/15/04        $ 2,000      $ 2,080/H/
   Freddie Mac                                                 6.250%      7/15/04          4,000        4,131
   Freddie Mac                                                 6.875%      9/15/10          1,111        1,166
   Freddie Mac                                                 5.875%      3/21/11          2,889        2,772
   United States Treasury Bonds                                5.250%     11/15/28            870          795/H/
   United States Treasury Bonds                                6.125%      8/15/29            840          870/H/
   United States Treasury Bonds                                6.250%      5/15/30          1,480        1,567/H/
   United States Treasury Notes                                5.875%     11/15/04          8,710        9,008/H/
   United States Treasury Notes                                4.625%      5/15/06          5,450        5,375/H/
   United States Treasury Notes                                6.125%      8/15/07            200          210
   United States Treasury Notes                                6.000%      8/15/09            110          115/H/
   United States Treasury Notes                                5.750%      8/15/10             50           51/H/
   United States Treasury Notes                                5.000%      2/15/11          1,300        1,261/H/
                                                                                                       -------
   Total U.S. Government and Agency Obligations
    (Identified Cost -- $28,907)                                                                        29,401
--------------------------------------------------------------------------------------------------------------
 U.S. Government Agency Mortgage-Backed Securities -- 11.6%
   Fixed-Rate Securities -- 11.6%
   Fannie Mae                                                  8.000%      4/25/06            761          788
   Fannie Mae                                                 10.500%       7/1/09            107          118
   Fannie Mae                                                  6.000%       4/1/14             20           20
   Fannie Mae                                                 14.500%       6/1/17             59           71
   Fannie Mae                                                 14.000%       9/1/17 to
                                                                            2/1/18            591          707
   Fannie Mae                                                 13.500%      10/1/17             47           56
   Fannie Mae                                                 11.500%      11/1/17            276          314
   Fannie Mae                                                 13.250%       3/1/18            111          131
   Fannie Mae                                                  7.500%       7/1/31          1,400        1,428/E/
   Fannie Mae                                                  8.000%       7/1/31          1,000        1,033/E/
   Freddie Mac                                                10.250%       5/1/09            103          113
   Freddie Mac                                                11.875%      6/15/13            161          167
   Freddie Mac                                                 6.500%       2/1/29          5,977        5,893

Pacific American Income Shares, Inc.
Schedule of Investments  (Continued)                                                 (Amounts in Thousands)
-----------------------------------------------------------------------------------------------------------

                                                                               Maturity
                                                                   Rate          Date      Par       Value
-----------------------------------------------------------------------------------------------------------
   Fixed-Rate Securities -- Continued
   Government National Mortgage Association                       12.250%      3/20/14   $   35     $    40
   Government National Mortgage Association                        9.000%      9/15/19       59          63
   Government National Mortgage Association                        7.000%     8/15/25 to
                                                                               6/15/28    3,494       3,526
   Government National Mortgage Association                        6.500%      8/15/28       84          83
   Government National Mortgage Association                        6.000%     12/15/28      603         584
   Government National Mortgage Association                        8.000%       7/1/31    1,200       1,243/E/
                                                                                                    -------
   Total U.S. Government Agency Mortgage-Backed
    Securities (Identified Cost -- $16,263)                                                          16,378
   --------------------------------------------------------------------------------------------------------
 YANKEE BONDS/A/ -- 22.7%
   Banking and Finance -- 9.3%
   Cho Hung Bank Co. Ltd                                          11.875%       4/1/10    1,000       1,047/B,F/
   Credit Suisse First Boston                                      7.900%       5/1/07    3,000       3,060/B,F/
   Hanvit Bank                                                    12.750%       3/1/10    1,000       1,075/B,F/
   Korea Exchange Bank                                            13.750%      6/30/10    1,000       1,080/B,F,H/
   PDVSA Finance Limited 1999 - K                                  9.950%      2/15/20    2,000       2,080
   Petrozuata Finance, Inc.                                        8.220%       4/1/17    1,740       1,440/B/
   Royal Bank of Scotland Group plc                                8.817%      3/31/49    1,000       1,071
   SB Treasury Company LLC                                         9.400%     12/29/49      600         605/B,F/
   Standard Chartered plc                                          4.088%     12/29/49    2,550       1,755/D/
                                                                                                    -------
                                                                                                     13,213
                                                                                                    -------
   Food, Beverage and Tobacco -- 2.0%
   Imperial Tobacco Overseas BV                                    7.125%       4/1/09    3,000       2,909
                                                                                                    -------
   Foreign Governments -- 5.9%
   Federative Republic of Brazil                                   8.000%      4/15/14    1,601       1,181/H/
   Federative Republic of Brazil                                  11.000%      8/17/40      710         526/H/
   Province of Manitoba                                            9.500%      9/15/18      730         945
   Quebec Province                                                 7.500%      9/15/29      350         373
   Quebec Province                                                 7.220%      7/22/36      980       1,085
   Republic of Bulgaria                                            6.313%      7/28/11      640         503/D/
   Republic of Panama                                              6.438%      7/17/16      634         510
   Republic of the Philippines                                     9.875%      1/15/19      310         270

---------------------------------------------------------------------------------------

                                                             Maturity
                                                      Rate     Date     Par      Value
---------------------------------------------------------------------------------------
 Foreign Governments -- Continued
 Republic of the Philippines                         9.500%  10/21/24  $  280   $   275
 Russian Federation                                  8.250%   3/31/10     N.M.     0.03
 Russian Federation                                  5.000%   3/31/30     N.M.     0.20
 United Mexican States                               8.375%   1/14/11   1,090     1,096
 United Mexican States                              11.500%   5/15/26   1,210     1,525
                                                                                -------
                                                                                  8,289
                                                                                -------
 Oil and Gas -- 0.9%
 Petroliam Nasional Berhad                           7.125%   8/15/05     150       152/B/
 Petroliam Nasional Berhad                           7.625%  10/15/26   1,290     1,080/B/
                                                                                -------
                                                                                  1,232
                                                                                -------
 Steel (Producers) -- 1.1%
 Pohang Iron & Steel Company Co., Ltd.               7.375%   5/15/05   1,500     1,522
                                                                                -------
 Telecommunications -- 2.6%
 British Telecommunications plc                      8.125%  12/15/10     660       697
 British Telecommunications plc                      8.625%  12/15/30     330       358
 France Telecom S.A.                                 7.750%    3/1/11     500       509/B/
 France Telecom S.A.                                 8.500%    3/1/31     240       251/B/
 Marconi Corporation plc                             8.375%   9/15/30     330       284
 Telefonica de Argentina S.A.                       11.875%   11/1/04   1,500     1,575
                                                                                -------
                                                                                  3,674
                                                                                -------
 Utilities -- 0.9%
 Tata Electric Company                               8.500%   8/19/17   1,500     1,227/B/
                                                                                -------
 Total Yankee Bonds (Identified Cost -- $31,772)                                 32,066
                                                                                -------
 Total Long-Term Securities (Identified Cost -- $131,683)                       132,466
 --------------------------------------------------------------------------------------

Pacific American Income Shares, Inc.
Schedule of Investments (Continued)                                  (Amounts in Thousands)
-------------------------------------------------------------------------------------------

                                                                        Par       Value
-------------------------------------------------------------------------------------------
Short-Term Securities -- 7.3%
 Repurchase Agreements -- 7.3%
 Merrill Lynch Government Securities, Inc.
   4.11%, dated 6/29/01, to be repurchased at
   $10,389 on 7/2/01 (Collateral: $10,285 Federal
   Home Loan Bank Bond, 7.28%, due 8/23/04,
   value $10,586)                                                    $ 10,385    $ 10,385
                                                                                 --------
 Total Short-Term Securities (Identified Cost -- $10,385)                          10,385
 ----------------------------------------------------------------------------------------
 Total Investments -- 101.0%  (Identified Cost -- $142,068)                       142,851
 Other Assets Less Liabilities -- (1.0)%                                           (1,470)
                                                                                 --------

 Net assets -- 100.0%                                                            $141,381
                                                                                 ========
-----------------------------------------------------------------------------------------

/A/ Yankee Bond -- Dollar-denominated bond issued in the U.S. by foreign entities.
/B/ Rule 144a Security -- A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities represent 10.49% of net assets.
/C/ The coupon rates shown on variable rate securities are the rates at June 30, 2001.
/D/ Indexed Security -- The rate of interest on this type of security is tied to the London Interbank Offer Rate (LIBOR).
/E/ When-issued security -- A security purchased on a delayed delivery basis. Final settlement amount and maturity date have not yet been announced.
/F/ Stepped coupon security -- A security with a predetermined schedule of interest or dividend rate change.
/G/  Bond is in default at June 30, 2001.
/H/ All or a portion of these securities is on loan. See Note 3 to the financial statements.
N.M. -- Not meaningful.

See notes to financial statements.

Pacific American Income Shares, Inc.
Statement of Assets and Liabilities  June 30, 2001 (Unaudited)        (Amounts in Thousands)
--------------------------------------------------------------------------------------------
 ASSETS:
  Investment securities at market value (cost $131,683)              $132,466
  Short-term securities at cost                                        10,385
                                                                     --------
    Total investments                                                               $142,851
  Receivable for accrued interest                                                      2,355
  Collateral for securities loaned                                                    25,560
  Other assets                                                                            17
                                                                                    --------
                                                                                     170,783
 LIABILITIES:
  Payable for investments purchased                                     3,709
  Obligation to return collateral for securities loaned                25,560
  Accrued expenses                                                        133
                                                                     --------
                                                                                      29,402
                                                                                    --------
NET ASSETS -- equivalent to $15.06 per share on
     shares of common stock outstanding                                             $141,381
                                                                                    ========

SUMMARY OF STOCKHOLDERS' EQUITY:
  Common stock, par value $.01 per share:authorized
   20,000 shares; 9,389 issued and outstanding
   shares                                                            $     94
  Additional paid-in capital                                          142,585
  Under/(over) distributions of net investment income                     169
  Accumulated net realized loss on investments                         (2,250)
  Unrealized appreciation/(depreciation) of investments                   783
                                                                     --------
  Net assets applicable to outstanding common stock                                 $141,381
                                                                                    ========

------------
See notes to financial statements.

Pacific American Income Shares, Inc.
Statement of Operations  (Unaudited)                      (Amounts in Thousands)
--------------------------------------------------------------------------------

                                                            For the Six Months Ended
                                                                 June 30, 2001
                                                            ------------------------
INVESTMENT INCOME:
  Interest income                                                   $  5,493
                                                                    --------

EXPENSES:
  Advisory fee                                                           373
  Custodian fee                                                           44
  Audit and legal fees                                                    20
  Directors' fees and expenses                                            39
  Registration fees                                                       17
  Reports to shareholders                                                 16
  Taxes, other than federal income taxes                                  13
  Transfer agent and shareholder servicing expense                        39
                                                                    --------
                                                                         561
  Less fees waived                                                       (12)
                                                                    --------
  Total expenses, net of waivers                                         549
                                                                    --------
    Net investment income                                              4,944
                                                                    --------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
  Net realized gain/(loss) on investments                                729
  Unrealized appreciation/( depreciation) of investments               1,340
                                                                    --------
    Net realized and unrealized gain/(loss) on investments             2,069
                                                                    --------
  Change in net assets resulting from operations                    $  7,013
                                                                    --------

__________
See notes to financial statements.

Pacific American Income Shares, Inc.
Statement of Changes in Net Assets                        (Amounts in Thousands)
--------------------------------------------------------------------------------


                                                          For the Six            For the
                                                          Months Ended          Year Ended
                                                         June 30, 2001      December 31, 2000
                                                         --------------     -------------------
                                                          (Unaudited)
Operations:
 Net investment income                                        $  4,944           $ 10,168
 Net realized gain/(loss) on investments and
  foreign currency contracts                                       729               (395)
 Increase/(decrease) in unrealized appreciation of
  investments and foreign currency contracts                     1,340              3,133
                                                              --------           --------
 Change in net assets resulting from operations                  7,013             12,906
                                                              --------           --------

Distributions to shareholders from:
 Net investment income                                          (4,976)           (10,047)
                                                              --------           --------
  TOTAL INCREASE/(DECREASE)                                      2,037              2,859
Net assets:
 Beginning of period                                           139,344            136,485
                                                              --------           --------
 End of period (includes undistributed net investment
  income of $169 and $201, respectively)                      $141,381           $139,344
                                                              ========           ========

_________________
See notes to financial statements.

Pacific American Income Shares, Inc.
Financial Highlights
--------------------------------------------------------------------------------

   Contained below is per share operating performance data for a share of common stock outstanding throughout each year, total investment return, ratios to average net assets and other supplemental data.

                                             For the Six
                                             Months Ended                For the Years Ended December 31,
                                                               --------------------------------------------------
                                            June 30, 2001       2000       1999       1998       1997       1996
                                           ---------------     ------     ------     ------     ------     ------
                                             (Unaudited)
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of period           $  14.84       $  14.54   $  15.56   $  16.11   $  15.77   $  16.27
                                               --------       --------   --------   --------   --------   --------
  Net investment income                             .53           1.08       1.06       1.04       1.14       1.14
  Net realized and unrealized gain/
    (loss) on investments                           .22            .29       (.99)      (.06)       .76       (.16)
                                               --------       --------   --------   --------   --------   --------
Total from investment operations                    .75           1.37        .07        .98       1.90        .98
                                               --------       --------   --------   --------   --------   --------
Distributions paid from:
  Net investment income                            (.53)         (1.07)     (1.05)     (1.18)     (1.18)     (1.18)
  Net realized gain/(loss) on
    investments                                      --             --       (.04)      (.35)      (.38)      (.30)
                                               --------       --------   --------   --------   --------   --------
Total distributions                                (.53)         (1.07)     (1.09)     (1.53)     (1.56)     (1.48)
                                               --------       --------   --------   --------   --------   --------
Net asset value, end of period                 $  15.06       $  14.84   $  14.54   $  15.56   $  16.11   $  15.77
                                               ========       ========   ========   ========   ========   ========
Market value per share, end of period          $  14.45       $  13.50   $  11.88   $  15.75   $  16.25   $  14.38
                                               ========       ========   ========   ========   ========   ========
TOTAL RETURN:
Based on market value per share                   10.94%/A/      23.34%    (18.39)%     6.61%     24.73%      4.16%

RATIOS TO AVERAGE NET ASSETS:
Expenses                                            .78%/B/        .78%       .76%       .76%       .71%       .72%
Net investment income                              7.04%/B/       7.48%      7.07%      6.54%      7.11%      7.22%
SUPPLEMENTAL DATA:
Portfolio turnover rate                             130%/B/         78%       242%       378%       201%       326%
Net assets at end of period
  (in thousands)                               $141,381       $139,344   $136,485   $146,103   $150,139   $146,979

______________
/A/Not annualized.
/B/Annualized.

See notes to financial statements.

Pacific American Income Shares, Inc.
Notes to Financial Statements (Unaudited)                 (Amounts in Thousands)
--------------------------------------------------------------------------------

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

    Pacific American Income Shares, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The significant accounting policies of the Company, which are in accordance with accounting principles generally accepted in the United States, include the following:

        (a) Cash -- Cash includes demand deposits held with the Company's custodian and does not include short-term investments.

        (b) Investments -- Security transactions are recorded on the trade date. Investment securities owned at June 30, 2001, are reflected in the accompanying Schedule of Investments at their value on June 30, 2001. In valuing portfolio securities, securities listed or traded on a national securities exchange are valued at the last sales price. Each security traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, is generally valued at the mean of the bid and asked prices at the time of computation. Prices are obtained from at least two dealers regularly making a market in the security, unless such prices can be obtained from only a single market maker. The difference between cost and market value is reflected separately as unrealized appreciation or depreciation of investments. Short-term securities are generally stated at cost plus interest earned, which approximates market value.

            The net realized gain or loss on investment transactions is determined for federal income tax and financial reporting purposes on the basis of identified cost. Purchases and sales of securities other than short-term and U.S. government securities for the six months ended June 30, 2001, aggregated $22,299 and $24,881, respectively. Purchases and sales of U.S. government securities for the six months ended June 30, 2001, were $62,260 and $57,106, respectively. As of June 30, 2001, unrealized net appreciation for federal income tax and financial reporting purposes aggregated $783, of which $3,646 related to appreciated securities and $2,863 related to depreciated securities. The aggregate cost of investment securities owned for federal income tax purposes was $142,068 at June 30, 2001. Unused capital loss carryforwards for federal income tax purposes at June 30, 2001, were $2,308 which expires in 2007, and $601 which expires in 2008.

        (c) Recognition of income, expense and distributions to shareholders -- The Company accrues interest income and expenses on a daily basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with accounting principles generally accepted in the United States; accordingly, periodic reclassifications are made within the Company's capital accounts to reflect income and gains available for distribution under federal income tax regulations.

Pacific American Income Shares, Inc.
Notes to Financial Statements (Continued)                 (Amounts in Thousands)
--------------------------------------------------------------------------------

               As required, effective January 1, 2001, the Company adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing discount or premium on debt securities. Prior to January 1, 2001, the Company did not amortize market discounts on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Company, but resulted in a $165 increase in cost of securities and a corresponding $165 decrease in net unrealized appreciation, based on securities held by the Company on January 1, 2001.

               The effect of this change for the six months ended June 30, 2001, was to increase net investment income by $75, decrease net unrealized appreciation by $68, and decrease net realized gains by $7. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

          (d) Federal income taxes -- No provision for federal income or excise taxes has been made in the accompanying financial statements because the Company intends to distribute to its shareholders substantially all of its taxable net income and realized capital gains, and otherwise comply with the Internal Revenue Code provisions applicable to regulated investment companies.

          (e) Use of estimates -- Preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

          (f) Foreign currency translation -- Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the closing daily rate of exchange. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

NOTE 2 -- INVESTMENT ADVISORY AGREEMENT AND AFFILIATED PERSONS

     The Company has entered into an investment advisory agreement with Western Asset Management Company ("Adviser"), which is a wholly owned subsidiary of Legg Mason, Inc., pursuant to which the Adviser provides investment advice and administrative services to the Company. In return for its advisory services, the Company pays the Adviser a monthly fee at an annual rate of 0.7% of the average monthly net assets of the Company up to $60,000 and 0.4% of such net assets in excess of $60,000. If expenses (including the Adviser's fee but excluding interest, taxes, brokerage fees, the expenses of any offering by the Company of its securities, and extraordinary expenses beyond the control of the Company) borne by the Company in any fiscal year exceed 1.5% of

--------------------------------------------------------------------------------

average net assets up to $30,000 and 1% of average net assets over $30,000, the Adviser will reimburse the Company for any excess. No expense reimbursement is due for the six months ended June 30, 2001.

     On April 17, 1998, the Adviser entered into an investment subadvisory agreement with Western Asset Management Company Limited ("WAML") to provide the Company with investment research, advice, management and supervision and a continuous investment program for the Company's portfolio of non-dollar securities consistent with the Company's investment objectives and policies. As compensation, the Adviser will pay WAML a fee based on the pro rata assets of the Company managed by WAML during the month.

NOTE 3 -- SECURITIES LOANED

     The Company lends its securities to approved brokers to earn additional income and receives cash and U.S. government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the Company's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. At June 30, 2001, the market value of the securities on loan to broker-dealers was $24,314, for which the Company received collateral of $25,560 in cash. Such collateral is in the possession of the Company's custodian. As with other extensions of credit, the Company may bear the risk of delay in recovery or even loss of rights to the collateral should the borrower of the securities fail financially.

NOTE 4 -- FORWARD CURRENCY EXCHANGE CONTRACTS

     Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by the Company as an unrealized gain or loss. When the contract is closed or delivery is taken, the Company records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Company's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of amounts reflected in the financial statements. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Company could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Adviser will enter into forward foreign currency contracts only with parties approved by the Board of Directors because there is a risk of loss to the Company if the counterparties do not complete the transaction.

     At June 30, 2001, there were no open forward currency exchange contracts.

Pacific American Income Shares, Inc.
Notes to Financial Statements (Continued)                 (Amounts in Thousands)
--------------------------------------------------------------------------------

NOTE 5 -- SHAREHOLDER MEETING RESULTS

     The Company's annual meeting of shareholders was held on May 10, 2001. Of the 9,389 shares outstanding, the following shares were voted at the meeting:

                                         For     Against    Abstain

   Election of seven Directors:
   Ronald J. Arnault                    8,573        132         --
   John E. Bryson                       8,563        142         --
   Anita L. DeFrantz                    8,543        162         --
   William G. McGagh                    8,559        146         --
   Ronald L. Olson                      8,555        150         --
   William E.B. Siart                   8,551        154         --
   Louis A. Simpson                     8,566        139         --

20